Significant accounting policies	12 Months Ended
Dec. 31, 2013
Significant accounting policies
Significant accounting policies

5.                            Significant accounting policies

A summary of the significant accounting policies used in the preparation of the accompanying consolidated financial statements follows:

a.                            Cash and cash equivalents - This line item consists mainly of bank deposits in checking accounts and readily available daily investments of cash surpluses. Cash equivalents are composed of highly liquid investments with original maturities of three months or less. This line item is stated at nominal value plus accrued yields, which are recognized in results as they accrue.

b.                            Restricted cash - On July 3, 2012, Satmex and ILS entered into an Escrow Agreement, in which Satmex deposited with the Escrow Agent $4,900 representing 5% of the launch service price for the Satmex 8 satellite. The Escrow Agent held the escrow deposit in an interest bearing account. On the Satmex 8 launch date, the Escrow Agent released the escrow deposit plus accumulated interest from the escrow account upon receipt of the irrevocable escrow instructions jointly provided by Satmex and ILS. At December 31, 2012, Satmex classified the $4,900 as restricted cash. On March 26, 2013, the restricted cash was released.

c.                             Concentrations of credit risk - Financial assets, which potentially subject the Company to concentrations of credit risk, consist principally of cash and cash equivalents and accounts receivable. Cash and cash equivalents are maintained with high-credit quality financial institutions.

Accounts receivable are comprised of several companies in the private domestic sector and certain foreign companies. Management considers that its credit evaluation, approval and monitoring processes combined with advance billing arrangements and guarantee deposits from customers mitigate potential credit risks with regard to its current customer base.

d.                            Prepaid insurance - The insurance premium paid to renew in-orbit coverage of is recorded as a prepaid insurance and amortized over the related insurance policy period.

e.                             Satellites and equipment - As of May 26, 2011, Satmex adopted push-down accounting, under which its satellites and equipment were recorded at fair values based upon the appraised values of such assets. Satmex determined the fair value of the satellites and equipment using the cost approach. The cost approach, often referred to as current replacement cost, estimates fair value based on the amount that currently would be required to replace the service capacity of an asset. Assets acquired after the adoption of push-down accounting are recorded at acquisition cost.

Costs incurred in connection with the construction and successful deployment of the satellites and related equipment are capitalized. Such costs consist primarily of the costs of satellite construction and launch, including launch insurance and insurance during the period of in-orbit testing, the value of performance incentives incurred to the satellite manufacturers, costs directly associated with the monitoring and support of satellite construction, and interest costs incurred during the period of satellite construction.

Satellite construction and launch services are generally procured under long-term contracts that provide for payments over the contract periods. Satellite construction and launch services costs are capitalized to reflect progress toward completion. Capitalizing these costs typically coincides with contract milestone payment schedules.

Depreciation is calculated using the straight-line method for satellites, related equipment and other owned assets over the estimated useful lives of the related assets. Leasehold improvements are amortized over the shorter of the lease term or the estimated useful life of the improvements.

The estimated useful lives of the satellites are as follows:

	Original useful life (Years)	Remaining economic life at December 31, 2013 (Years)
Satellites in-orbit - are as follows:
Satmex 8	15	21.93
Satmex 6	15	9.39
Satmex 5	15	7.65

Depreciation of satellites commences on the date on which the satellite is placed in orbit. Satmex 8 was launched on March 27, 2013 and commenced its operations in May 2013. Satmex 6 was launched on May 27, 2006 and commenced operations in July 2006. Satmex 5 was launched on December 5, 1998 and commenced operations in January 1999.  As discussed in Note 1, the Company decided to place Satmex 5 into inclined orbit, which occurred in May 2013.

The estimated useful lives of equipment are as follows:

Original useful life (Years)

Equipment:
Satellite equipment	15
Furniture and fixtures	10
Leasehold improvements	5
Equipment and antennas	10

f.                              Concessions - As of May 26, 2011, Satmex adopted push-down accounting, under which its concessions were recorded at fair values based upon the appraised values of such assets. Satmex determined the fair value of the orbital concessions using market approach. Orbital concessions are amortized over 40 years using the straight-line method; their remaining useful life as of the Acquisition Date was 26 years. Concessions acquired after the adoption of push down accounting are recorded at acquisition cost.

g.                             Valuation of satellites and long-lived assets - The carrying value of the satellites, amortizable intangible assets and other long-lived assets is reviewed for impairment wherever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. If the expected undiscounted future cash flows are less than the carrying value of the long-lived assets, an impairment charge is recorded based on such asset’s estimated fair value. Changes in estimates of future cash flows could result in a write-down of the asset in a future period.

Estimated future cash flows from the Company’s satellites could be impacted by changes in estimates of its ability to operate the satellite at expected levels, changes in the manner in which the satellite is to be used and the loss of one or several significant customer contracts on the satellite.

h.                            Deferred financing costs - Deferred financing costs related to the issuance of Senior Secured Notes were capitalized and reported as an asset. These costs are amortized to interest expense using the effective rate interest method.

i.                                Other intangible assets - Intangible assets is comprised of contract backlog, which was identified as part of the push-down of acquisition accounting, initially recorded at fair value using the income approach method. The Company reviews intangible assets for impairment whenever facts and circumstances indicate that the carrying amounts may not be recoverable. An intangible asset with a determinable useful life is considered to have been impaired when its carrying amount exceeds its fair value; however, an impairment loss shall only be recognized when the estimated future undiscounted cash flows expected to result from the use and eventual disposition of the asset are less than the carrying value of the asset. The Company measures an impairment loss as the difference between the carrying value of the asset and its fair value.

j.                               Contract backlog is amortized to reflect the pattern of consumption, over the estimated useful lives of the assets, which is up to an estimated 10 years.

k.                            Labor obligations - In accordance with Mexican Labor Law, Satmex provides seniority premiums benefits to its employees under certain circumstances.

These benefits consist of a one-time payment equivalent to 12 days wages for each year of service (at the employee’s most recent salary, but not to exceed twice the legal minimum wage), payable to all employees with 15 or more years of service, as well as to certain employees terminated involuntarily prior to the vesting of their seniority premium benefit. Satmex also provides statutorily mandated severance benefits to its employees terminated under certain circumstances. Such benefits consist of a one-time payment of three months wages plus 20 days wages for each year of service payable upon involuntary termination without just cause. Costs associated with these benefits are provided for based on actuarial computations using the projected unit credit method. Other disclosures required by U.S. GAAP are not material.

l.                                Fair value of financial instruments and fair value measurements - An entity is required to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Accounting guidance establishes a fair value hierarchy based on the level of independent, objective evidence surrounding the inputs used to measure fair value. A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Inputs used to measure fair value may fall into one of three levels:

Level 1- applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 - applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 - applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

The Company’s financial instruments consist principally of cash, restricted cash, accounts receivable, debt, accounts payable and accrued expenses. The Company believes that the recorded values of cash, restricted cash, accounts receivable, accounts payable and accrued expenses approximate their current fair values because of their nature and respective maturity dates or durations. The fair value of debt is disclosed in Note 12.

m.                        Provisions - Are recognized for current obligations that result of a past event, are probable to result in the use of economic resources and can be reasonably estimated.

n.                            Income taxes - Income taxes are recorded in the result of year in which they are incurred. Through December 31, 2013, the Company paid the higher of regular income tax (“ISR”) and the Mexican Business Flat Tax (“IETU”); as a result of fiscal reforms enacted in 2013, IETU was eliminated from the tax code. Satmex accounts for deferred income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. See Note 15 for a discussion of changes to Mexican tax laws enacted during 2013. Deferred income tax assets are also recognized for the estimated future effects of tax loss carryforwards. Prior to December 31, 2013, the determination of deferred income taxes also included the effects of IETU; such effects were eliminated in 2013 as a result of the fiscal reforms previously mentioned.

Satmex recognizes net deferred tax assets to the extent that management believes these assets are more likely than not to be realized. In making such a determination, the Company considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning strategies, and results of recent operations.

o.                            Statutory employee profit sharing - Statutory employee profit sharing (“PTU”) is recorded in the results of the year in which it is incurred and presented within operating expenses in the accompanying consolidated statements of operations. Deferred PTU liabilities are derived from temporary differences that result from comparing the accounting and PTU values of assets and liabilities.

p.                            Revenue recognition - Fixed satellite service revenues are recognized as the satellite capacity is provided according to service lease agreements. Satellite transmission capacity is sold through permanent and temporary contracts, which stipulate the agreed capacity. Lease agreements are accounted for either as operating or sales-type leases.

Operating lease revenues are recognized on a straight-line basis over the lease term. Revenues for temporary services are recognized as services are performed.

Revenues from end-of-life leases for transponders are usually collected in advance. The Company does not provide insurance and/or guarantees of any kind for the related transponders to these customers. Total revenues and related costs are accounted as sales-type leases and recognized in income when the risk and rewards of the transponders are transferred to the customer in accordance with the agreements.

To calculate the monthly revenue attributable to purchasers of programming distribution services, the Company estimates, on a monthly basis, the number of subscribers per purchaser according to the contractual value of each subscriber. Approximately 45 to 60 days after the end of each month, the Company receives a definitive report from each purchaser and reconciles the definitive revenue with the estimated amount, issuing an invoice to such purchaser based on the definitive report. Variations between the estimated and actual revenue amounts are not material.

The public and private network signal and value-added services (“Broadband satellite services”) are recognized when services are rendered. The sale of antennas and installation services are recognized in the period in which risk and rewards are transferred to the customers, which generally coincides with the completion of the installation of the antennas and acceptance by the customer.  These revenues are presented within discontinued operations, as a result of the discontinuation of the operations of Enlaces in 2013 as mentioned in Notes 1 and 4.

q.         Deferred revenue - Satmex is required to provide the Mexican federal government, at no charge, approximately 362.88 MHz of its available transponder capacity for the duration of the orbital concessions (“State Reserve”). As of May 26, 2011, as a result of the adoption of push-down accounting, this obligation was recorded at its fair value, using the income approach method, and recognized as deferred revenue with a corresponding increase in the value of the related assets. Deferred revenue is amortized to fixed satellite services revenue based on the expected consumption pattern.

r.                               Use of estimates - The preparation of consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the amounts of revenues and expenses reported during the periods reported. Such estimates include the allowance for doubtful accounts, the revenue recognition of programming distribution services, the valuation of long-lived assets, the valuation allowance on deferred income tax assets, the scheduling of reversal of the temporary differences under different tax regimes, the estimated useful lives of each satellite and estimates of fair values. Although management believes the estimates and assumptions used in the preparation of these consolidated financial statements were appropriate in the circumstances, actual results could differ from those estimates and assumptions.

s.                              Recently adopted accounting pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, Balance Sheet: Disclosures about Offsetting Assets and Liabilities. This ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). The adoption of this guidance did not have an impact on the Company’s consolidated financial statements and related disclosure.

In July 2012, the FASB issued ASU 2012-02, Intangibles — Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment. This update amends ASU 2011-08, Intangibles — Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test. The adoption of this guidance did not have an impact on the Company’s consolidated financial statements and related disclosure.

t.                               Recently issued accounting pending adoption

In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income. The amendments in this Update supersede and replace the presentation requirements for reclassifications out of accumulated other comprehensive income in ASUs 2011-05 (issued in June 2011) and 2011-12 (issued in December 2011) for all public and private organizations.  The amendments require an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of accumulated other comprehensive income by the respective line items of net income but only if the amount reclassified is required under U.S. GAAP to be reclassified to net income in its entirety in the same reporting period.

For other amounts that are not required under U.S. GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under U.S. GAAP that provide additional detail about those amounts.  The amended guidance is effective prospectively for reporting periods beginning after December 15, 2013. This ASU will be adopted in the 2014 fiscal year.

In February 2013, the FASB issued ASU No. 2013-04, Liabilities (Topic 405): Obligations Arising from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation is Fixed at the Reporting Date. The amendments in this ASU require an entity to measure joint and several obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The amendments in this guidance are effective for fiscal years beginning after December 15, 2014.  The Company is currently evaluating the effects of adopting this ASU.

In March 2013, the FASB issued ASU No. 2013-05, Foreign Currency Matters (Topic 830) Parent’s Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity.  This ASU offers guidance on a parent’s accounting for the cumulative translation adjustment upon derecognition of a subsidiary or group of assets within a foreign entity. This new guidance requires that the parent release any related cumulative translation adjustment into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. The Company will adopt this ASU prospectively in the 2015 fiscal year.

In April 2013, the FASB issued ASU No. 2013-7, Presentation of Financial Statements (Topic 205): Liquidation Basis of Accounting. The amendments of this ASU require an entity to prepare its financial statements using the liquidation basis of accounting when liquidation is imminent. Liquidation is imminent when the likelihood is remote that the entity will return from liquidation and either (a) a plan for liquidation is approved by the person or persons with the authority to make such a plan effective and the likelihood is remote that the execution of the plan will be blocked by other parties or (b) a plan for liquidation is being imposed by other forces (for example, involuntary bankruptcy). If a plan for liquidation was specified in the entity’s governing documents from the entity’s inception (for example, limited-life entities), the entity should apply the liquidation basis of accounting only if the approved plan for liquidation differs from the plan for liquidation that was specified at the entity’s inception. In addition, this ASU provides guidance for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The Company is currently evaluating the effects of adopting this ASU.

In July 2013, the FASB issued ASU No. 2013-11, Income Taxes (Topic 740): Presentation of an Unrecognized Tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists. The guidance states that an unrecognized tax benefit, or a portion of an unrecognized tax benefit, should be presented in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward or a tax credit carryforward to the extent that, among others, the tax law of the applicable jurisdiction allows for the use of such tax assets to settle any additional income taxes that would result from the disallowance of a tax position. For nonpublic entities, the amendments are effective for fiscal years beginning after December 15, 2014. Early adoption is permitted. The Company is currently evaluating the effects of adopting this ASU.